UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                   FORM 8-K


                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                      OF THE SECURITIES EXCHANGE ACT OF 1934

   DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 13, 2002

   _________________________________________________________________



                                GLOBAL INDUSTRIES, LTD.
                 (Exact name of registrant as specified in its charter)

        Louisiana                       2-56600                72-1212563
(State or other jurisdiction        (Commission File        (I.R.S. Employer
of incorporation or organization)        Number)          Identification No.)



    8000 Global Drive
      Carlyss, LA                                               70665
(Address of principal executive offices)                      (Zip code)


     Registrant's telephone number, including area code:  (337) 583-5000

_____________________________________________________________________________


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ITEM 9.  REGULATION FD DISCLOSURE

On August 13, 2002, Global Industries, Ltd.'s Quarterly Report on
Form 10-Q for the quarter ended June 30, 2002 was accompanied by certifications of its Chief Executive Officer, William J. Dore', and its Chief Financial Officer, Timothy W. Miciotto, to the Securities and Exchange Commission pursuant to SS 906 of the Sarbanes-Oxley Act of 2002. A copy of each of these certifications are attached as exhibits to this report.

This report is being furnished in accordance with Rule 101(e)(1)

under Regulation FD and shall not be deemed filed for purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report contains forward-looking information about the Company's business and prospects based on current information and expectations of the Company that involve a number of risks, uncertainties, and assumptions. Among the factors that could cause the actual results to differ materially are: industry conditions, prices of crude oil and natural gas, the Company's ability to obtain and the timing of new projects, and changes in competitive factors. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual outcomes could vary materially from those indicated.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION

Not applicable.

(c) EXHIBITS

99.1 Certification of the Chief Executive Officer under
     Section 906 of the Sarbanes-Oxley Act
99.2 Certification of the Chief Financial Officer under
     Section 906 of the Sarbanes-Oxley Act

==========================================================================


                               SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               GLOBAL INDUSTRIES, LTD.



                               By:     /s/ TIMOTHY W. MICIOTTO

                               ___________________________________
                                      Timothy W. Miciotto
                                     Senior Vice President/
                                     Chief Financial Officer




Dated: August 13, 2002

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EXHIBIT INDEX

			EXHIBIT
                        NUMBER                  EXHIBIT DESCRIPTION
                        _______                 ___________________


			99.1 Certification of the Chief Executive Officer
                             under Section 906 of the Sarbanes-Oxley Act
                        99.2 Certification of the Chief Financial Officer
                             under Section 906 of the Sarbanes-Oxley Act